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         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Mark P. Bronzo, Chairman, President & Chief Executive Officer of Gartmore Mutual Funds II, Inc. (the "Registrant"), certify that:

        1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 8/21/03                       /s/ Mark P. Bronzo
     -----------------------------  --------------------------------------------
                                    Mark P. Bronzo, Chairman, President & Chief
                                    Executive Officer
                                    (principal executive officer)

I, Daniel W. Portanova, Senior Vice President, Treasurer and Chief Operating Officer of Gartmore Mutual Funds II, Inc. (the "Registrant"), certify that:

        1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 8/21/03                       /s/ Daniel W. Portanova
     -----------------------------  --------------------------------------------
                                    Daniel W. Portanova, Senior Vice President,
                                    Treasurer, and Chief Operating Officer
                                    (principal financial officer)